UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934
Date of Report: January 24, 2006
Date of Earliest Event Reported: January 23, 2006
Commission file number 1-10948
OFFICE DEPOT, INC.
(Exact name of registrant as specified in its charter)

Delaware	59-2663954

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2200 Old Germantown Road, Delray Beach, Florida	33445

(Address of principal executive offices)	(Zip Code)
(561) 438-4800
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Amendment of a Material Definitive Agreement
Item 5.02(b) and (c) — Appointment of Principal Officer; Departure of Principal Officer
Item 9.01 — Exhibits
SIGNATURE
Index of Exhibits
Second Amendment to Executive Employment Agreement
Letter Agreement
Release Agreement
News Release

Item 1.01 — Amendment of a Material Definitive Agreement
On January 23, 2006, Office Depot, Inc. (the “Company”) entered into an amendment (“Amendment Number Two”) to an Executive Employment Agreement with Carl (Chuck) Rubin, in connection with Mr. Rubin’s promotion to President, North American Retail, from his former position as Executive Vice President, Marketing and Merchandising. Mr. Rubin is a Named Executive Officer of the Company.
Certain key terms of Amendment Number Two are described herein. The description contained herein is qualified in its entirety by the actual language of Amendment Number Two, a copy of which is attached as Exhibit 99.1.1 to this Current Report on Form 8-K (this “Report”). In the event of any conflict between the language of the description contained in this Report and the Amendment, the terms of the Amendment shall govern in all respects. Exhibit as amended by Amendment Number Two, the terms of Mr. Rubin’s Executive Employment remain essentially unchanged, as set forth in prior agreements previously filed with the SEC by the Company.

Title	President, North American Retail
Base Salary	Increased to $575,000 per annum
Item 5.02(b) and (c) — Appointment of Principal Officer; Departure of Principal Officer
Effective January 23, 2006, Carl (Chuck) Rubin has been appointed as President, North American Retail. Mr. Rubin formerly served as Executive Vice President, Marketing and Merchandising, for the Company. In his new capacity, Mr. Rubin will continue to report to Office Depot’s CEO, Steve Odland. Reporting to Rubin will be the Senior Vice Presidents of Merchandising, Marketing, Retail Store Operations, Real Estate and Construction and the Vice President of Copy, Print & Ship.
Mr. Rubin joined Office Depot, Inc. on March 1, 2004. Before joining the Company, Mr. Rubin spent six years with Accenture Ltd., most recently as Partner consulting with the retail industry. Prior to joining Accenture, Mr. Rubin spent six years in specialty retailing and 11 years in department store retailing, where he served as General Merchandise Manager and a member of the Executive Committees for two publicly held companies.
Concurrent with this announcement, the Company also announced that Rick Lepley, its Executive Vice President, North American Retail, and a Named Executive Officer of the Company, has announced his intention to retire from the Company. In connection with Mr. Lepley’s retirement, the Company and Mr. Lepley entered into a letter agreement and a release agreement, copies of which are attached to this Report as Exhibits 99.2.1 and 99.2.2.

A news release, announcing Mr. Rubin’s appointment as President, North American Retail, Mr. Lepley’s planned retirement and certain other matters, was issued on January 23, 2006. A copy of such news release is attached to this Report as Exhibit 99.1.3 and incorporated by this reference.
Item 9.01 — Exhibits

Exhibit 99.1.1	Amendment Number Two to Executive Employment Agreement between Office Depot, Inc. and Carl (Chuck) Rubin

Exhibit 99.1.2.1	Letter Agreement between Office Depot, Inc. and Rick Lepley

Exhibit 99.1.2.2	Release Agreement between Office Depot, Inc. and Rick Lepley

Exhibit 99.1.3	News Release Issued by Office Depot, Inc. on January 23, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.

Date: January 24, 2006	By: /s/ DAVID C. FANNIN

David C. Fannin
Executive Vice President and
General Counsel
Index of Exhibits

Exhibit No.	Description

Exhibit 99.1.1	Amendment Number Two to Executive Employment Agreement between Office Depot, Inc. and Carl (Chuck) Rubin

Exhibit 99.1.2.1	Letter Agreement between Office Depot, Inc. and Rick Lepley

Exhibit 99.1.2.2	Release Agreement between Office Depot, Inc. and Rick Lepley

Exhibit 99.1.3	News Release Issued by Office Depot, Inc. on January 23, 2006.